UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2011

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4490 Von Karman Avenue, Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 833-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Contact:	Information Agent
Kurtzman Carson Consultants LLC
599 Lexington Avenue, 39th Floor
New York, NY 10022
(877) 833-4150 (Telephone)
(917) 281-4800 (International Callers)
email: lyonhomesinfo@kccllc.com

WILLIAM LYON HOMES COMMENCES SOLICITATION OF VOTES

NEWPORT BEACH, CA – November 17, 2011 – William Lyon Homes (the “Company”) announced today the commencement of a solicitation of votes to support a restructuring of its outstanding indebtedness, including its three series of senior notes. As previously announced on Nov. 4, the three series of senior notes are the 10 3/4% Senior Notes due April 1, 2013 (CUSIP No. 552075 AA1), the Issuer’s 7 5/8% Senior Notes due 2012 (CUSIP No. 552075 AE3 and 552075 AD5), and the Issuer’s 7 1/2% Senior Notes due February 15, 2014 (CUSIP No. 552075 AC7), all issued by William Lyon Homes, Inc., a wholly-owned subsidiary of the Company. The senior notes are guaranteed by the Company and certain subsidiaries.

The solicitation is scheduled to expire at 5:00 p.m., New York City time, on Friday, December 16, 2011. The solicitation may be amended, extended or terminated.

This statement is for informational purposes only and is not a solicitation of votes or an offer to sell or a solicitation of an offer to buy any securities. For a complete statement of the terms and conditions of the solicitation, holders of the senior notes should refer to the disclosure documents, dated November 17, 2011, which are being sent to all holders of record. Holders of the senior notes are urged to read the disclosure documents carefully because they contain important information. No offer to purchase or sell any securities will be made except in reliance on an exemption from the registration requirement of the securities act.

The Information Agent in connection with the solicitation for voting is Kurtzman Carson Consultants LLC, 599 Lexington Avenue, 39th Floor, New York, NY 10022, Telephone: (877) 833-4150, International Callers: (917) 281-4800, email: lyonhomesinfo@kccllc.com. Requests for information, assistance in voting, or responding to the solicitation, or for additional copies of the consent solicitation statement should be directed to the Information Agent.

The Company is primarily engaged in the design, construction and sale of single family detached and attached homes in California, Arizona and Nevada. The Company’s corporate headquarters are located in Newport Beach, California.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

Investors are cautioned that certain statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Statements which are predictive in nature, which depend upon or refer to future events or conditions, or which include words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “estimates”, “hopes”, and similar expressions constitute forward-looking statements. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future Company actions, which may be provided by management are also forward-looking statements as defined in the Act. Forward-looking statements are based upon expectations and projections about future events and are subject to assumptions, risks and uncertainties about, among other things, the Company, economic and market factors and the homebuilding industry.

Actual events and results may differ materially from those expressed or forecasted in the forward-looking statements due to a number of factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAM LYON HOMES

Dated November 17, 2011

	By:	/s/ Matthew R. Zaist
Matthew R. Zaist
Executive Vice President